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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                       Date of Report (Date of earliest
                        event reported)  April 22, 1996


                                Tambrands Inc.
            (Exact name of registrant as specified in its charter)


     Delaware                    1-8714                    (13-1366500)
     (State of           (Commission File Number)          (IRS Employer
     incorporation)                                     Identification No.)



        777 Westchester Avenue, White Plains, New York             10604
          (Address of principal executive offices)              (Zip Code)



                                (914) 696-6000
                        (Registrant's telephone number,
                             including area code)


                                      N/A
         (Former name or former address, if changed since last report)
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Items 1-4. Not Applicable.

Item 5. Other Events.

Information Concerning Forward-Looking Statements.
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  The Company has made and may from time to time make forward-looking statements concerning future earnings or events or conditions that may affect the Company's future earnings. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

  The Company wishes to caution readers that the assumptions that form the basis for forward-looking statements concerning earnings for the balance of 1996 and thereafter or events or conditions that may affect such earnings are based on many factors that are beyond the Company's ability to control or estimate precisely, such as future market conditions and the behavior of other market participants. Among the factors that could cause actual results to differ materially from such forward-looking statements are the following:

     - the market reception given the Company's new products, including TAMPAX NATURALS;

     - competitive pressures, including new product developments or increased advertising or promotional activity by existing or new competitors or growth in the private label tampon segment;

     - changes in the market for raw or packaging materials, which could impact the Company's manufacturing costs;

     -  changes in the pricing of the products of the
        Company or its competitors;
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     -  changes in consumer preferences affecting the usage of tampons;

     -  the loss of a significant customer;

     - the costs and uncertainties associated with implementation of actions resulting from the Company's ongoing evaluation of its business strategies and organizational structures;

     -  production delays or inefficiencies;

     - the costs and other effects of legal and administrative cases and proceedings, settlements and investigations;

     - real or perceived safety or quality issues with respect to the Company's products, whether arising from tampering or otherwise;
        and

     - changes in U.S. or international economic or political conditions, such as inflation or fluctuations in interest or foreign exchange rates.

  While the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its quarterly and annual reports, the Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 6. Not Applicable.

Item 7. Exhibits.

        Not Applicable.

Item 8. Not Applicable.

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                                 SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Tambrands Inc.



                                By  /s/ Susan J. Riley
                                  ---------------------------------
                                Name:  Susan J. Riley
                                Title:  Senior Vice President --
                                        Chief Financial Officer



Date:   April 22, 1996

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